                     The
                Asia Pacific
                 Fund, Inc.

               ANNUAL REPORT
               March 22, 2003

The Asia Pacific Fund, Inc.
------------------------------------

Contents
The Fund's Management                                   2
Letter to Shareholders                                  3
Report of the Investment Manager                        4
Portfolio of Investments                               16
Statement of Assets and Liabilities                    20
Statement of Operations                                21
Statement of Changes in Net Assets                     22
Notes to Financial Statements                          23
Financial Highlights                                   28
Independent Auditors' Report                           30
U.S. Federal Tax Information                           31
Share Price, Net Asset Value and Distribution History  32
Dividend Reinvestment Plan                             33
Management of the Fund                                 34

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of The Asia Pacific Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For general information on the Fund, please call (toll-free) Citigate Dewe Rogerson, our shareholders' servicing agent at: 1-(888) 4-ASIA-PAC

The Fund's Web Site address is: www.asiapacificfund.com

The Fund's CUSIP number is 044901106

1


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The Asia Pacific Fund, Inc.
------------------------------------

The Fund's Management

Directors
Michael J. Downey, Chairman
David J. Brennan
Robert H. Burns
Olarn Chaipravat
Robert F. Gunia
Douglas Tong Hsu
David G. P. Scholfield
Nicholas T. Sibley

Officers
Ronald G. M. Watt, President
Robert F. Gunia, Vice-President and

Treasurer
Linda McMullin, Assistant Treasurer
Christine Gerrity-Yacuk, Assistant Treasurer
Deborah A. Docs, Secretary
Vasso-Athene Spanos, Assistant Secretary

Investment Manager
Baring Asset Management (Asia) Limited
1901 Edinburgh Tower
15 Queen's Road Central
Hong Kong

Administrator
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Equiserve Trust Company N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

2

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The Asia Pacific Fund, Inc.
------------------------------------

Letter to Shareholders
May 22, 2003

Dear Shareholders:
The challenging equity market conditions of the fiscal year ended March 31, 2003 resulted in negative U.S. dollar performance of both
The Asia Pacific Fund (-22.1%) and its benchmark, the MSCI All Countries Combined Far East Free ex-
Japan index (-25.2%). Even on an intra-year basis, only the last quarter of 2002 proved positive for the Asian stock markets as measured by the index (+3.1%). This disappointment was repeated on a global scale, by all major markets. Nevertheless, in maintaining its long-term record of outperformance on a relative basis, the Fund has continued to be true to its investment objectives.

This has been a year in which market
performance has, not for the first time, obscured the rich seam of investment opportunity which is Asia. I take this moment to restate your Board's confidence in the Asia Pacific region and in the ongoing ability of companies there to provide attractive capital appreciation, long-term, for Fund shareholders. The economic engine of China is expected to grow by at least 7% this calendar year. The region's strong fundamentals - manifested by high earnings growth, strong corporate balance sheets, low debts and improving domestic consumption, combined with low valuations - are likely to make it a compelling proposition when equity risk appetite returns.

On this last point, wariness of investors about returning to Asian stock markets has been a feature of the past year. It is reflected by the continuation of the discount - albeit narrower than in the past
- of the Fund's stock price to net asset value. Despite poor performance, US mutual fund investors overall have continued to favor their domestic equity, bond and money markets.

I and my fellow directors believe that the three tender offers made by the Fund over the last two years sent an important, positive message to the market about the Board's commitment to addressing the Fund's discount. Going forward we will seek to continue our focus on aiming to deliver superior Fund net asset value performance.

Thank you for your support.

Sincerely,

Michael J. Downey,
Chairman

3

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The Asia Pacific Fund, Inc.
------------------------------------

Report of the Investment Manager
for the year ended March 31, 2003

Summary

The Manager's optimism on the Asian markets last year did not come to fruition. The region neither generated positive returns, nor significantly outperformed the major regional markets (see Table 1 below). The green shoots of Asian investors' optimism, that were beginning to appear at the time of the last annual report, withered. The geopolitical backdrop of the last twelve months - events in Iraq, high oil prices, faltering global economic growth and growing deflation concerns - has been a hostile environment for equities. Indeed, there has been nowhere to hide for equity investors.
Nevertheless, economic growth and corporate earnings news for the region remained robust, growing at +6% and +30% respectively. This good news, however, was not reflected in the local bourses and they continued to be de-rated, despite their improved fundamentals.

Table 1.  Performance of Asia Pacific and
Major World Markets - Nowhere to Hide

Market Price (USD)        1 Yr to       2 Yrs to       3 Yrs to      5 Yrs to
Returns Gross (%)  end March 2003 end March 2003 end March 2003 end March 2003

MSCI AC Far East            -25.2          -14.9          -46.6          -27.1
Free Ex-Japan
MSCI World Index            -23.9          -26.8          -45.0          -24.0
S&P Composite 500           -24.8          -24.6          -40.9          -17.4
NASDAQ                      -27.3          -27.1          -70.7          -26.9
MSCI Europe including UK    -25.5          -29.2          -45.2          -31.6
Source: Factset  (Baring Asset Management)

The outlook for the Asian markets in the immediate future will remain influenced by Wall Street. As for the region itself, the Manager believes it to be discounting a considerable amount of negative news. The extent of bearishness is unfounded, unless some unforeseen disaster strikes. At the time of writing, this disaster is deemed to be SARS (Severe Acute Respiratory Syndrome), which is now jostling to replace the Iraq
War as the lead news item in global and
local media reports. The Manager, as we have said repeatedly over the last two years, continues to hold the view that the price levels at which Asian markets are trading today offer a very attractive investment opportunity. Fear is at extreme levels and is more likely to subside than to rise. Once expectations improve, investors will return to the markets.

Net, net, the optimism which we expressed last year is postponed, not extinguished.

4

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The Asia Pacific Fund, Inc.
------------------------------------

Report of the Investment Manager
continued

Overview

During the fiscal year ending March 31,
2003, the Fund's benchmark, the MSCI All
Countries Combined Far East Free ex-Japan index, fell 25.2%. As shown in Table 2 below, all markets, with the exception of Thailand (+6.4%), fell. The Philippines
(-41.0%) and Taiwan (-32.4%) performed the worst. Due to the high base comparison effect, the market returns appear in a particularly poor light (see Chart 1). The markets closed the period under review almost at their lows for the year. The impact of firming Asian currencies - with the exception of the Philippines Peso (-
4.9%) - against the U.S. dollar was of
minimal help in offsetting the declines in the local bourses. The Indonesian Rupiah
(+9.4%), followed by the South Korean Won
(+5.5%), were the strongest Asian
currencies. Currency market performance for the year under review is shown in Table 3 below.

Chart 1.  MSCI AC Far East Free Ex-Japan -
Roller Coaster Ride

                   (CHART)

Source: Morgan Stanley Capital International

In many respects, the calendar year 2002 was a good year for Asia and Asian corporates.
Regional economic growth, in real terms, rose from +3.9% to +6.0%, or from +1.0% to +4.2% if China and India are excluded.
Corporate earnings for the Fund's benchmark index rose over 30%. As a result, on a trailing price earnings (P/E) basis, the index was de-rated from 19 times to 13 times, or from 15 times to 11 times on a current P/E basis.

5

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The Asia Pacific Fund, Inc.
------------------------------------

Report of the Investment Manager
continued

The old investment adage, "the markets are always right", implies that the decline in regional indices presages a substantial deterioration of the investment outlook.
Indeed, the geopolitical backdrop over the last year has been poor, oil prices were high, the global insurance industry was in trouble and there were growing concerns over sluggish OECD economic growth and even deflation. As a result, investors' appetite for risk has substantially declined. The desire to take on risk, as measured by CSFB's analysis on Asia's Equity Risk
Premium (ERP),suggests that fear has almost never been higher, even when compared to the height of the Asian Crisis in 1998. This is illustrated on Chart 2.

Chart 2.  Asian Equity Risk Premium - Close
To Record Highs
                         (CHART)
Source: CSFB
Methodology: To calculate ERP consensus IBES earnings are taken for years 1-3. Medium term growth rates and payout ratios are assumed for years 4-12, along with a terminal growth rate assumption: These remain constant over time. The US 10 year government bond is taken as the risk free rate.

Low beta, defensive, value-oriented markets and stocks outperformed during the period under review. Growth stocks, 'New Economy' plays and TMT (Telecommunications, Media,
Technology) sectors all struggled. Two new major trends emerged during the year.

First, small markets tended to outperform large ones and small capitalization stocks tended to outperform large companies. One explanation could be that large markets/stocks are more liquid, hence are easier to sell and, as a result, they generally suffer the most as investors
(particularly those with global mandates) withdraw from equities. Money that remains invested looks for new, underheld names that are unlikely to succumb to institutional selling. Smaller markets/stocks, particularly those on undemanding valuations, usually assets that have been previously penalized for their illiquidity, find favor with investors.

6

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The Asia Pacific Fund, Inc.
------------------------------------

Moreover, as small markets/stocks tend to be more domestically-oriented, these "specialist"
Asian investors are more prepared to
accumulate them in preference to large caps.
The latter tend to do better when global growth is strong, which is a period usually associated with inflows from global funds.

Second, the significance of dividends was elevated. Dividends provide investors with a tangible return. The significance of this return grows on occasions when risk aversion rises and in an environment of low investment returns.

High dividend yield stocks over the year increasingly became an alternative to bonds and deposits, since the yields and interest rates provided by these assets are at, or close to, their all-time lows in many Asian countries. Work done by CLSA in Chart 3 illustrates this point. The analysis shows that Asian equities, on a market cap weighted basis, yielded more at the end of 2002 than interbank rates. Just contrast this with as short a time ago as December
2000, when the yield gap was negative 3.5%.
High yield stocks that the Fund added to during the year included Hang Seng Bank, PetroChina, S T Engineering, Phoenixtec
Power and Ratchaburi Electricity.

Chart 3.  Asia Ex-Japan Dividend Yield Gap
                Dividend   Interest   Div Yield   Div Yield
                 Yield %    rate %      Gap %       Gap %
                 Dec 02     Dec 02      Dec 02      Dec 00
Asia               3.1        2.8         0.3        -3.5
China              3.4        1.6         1.8        -3.6
Hong Kong          4.2        1.6         2.6        -3.2
India              3.0        5.8        -2.8        -7.6
Indonesia          4.8       13.0        -8.2        -8.7
Korea              1.8        4.9        -3.1        -4.7
Malaysia           2.8        3.2        -0.4        -0.9
Philippines        2.6        7.3        -4.7       -14.6
Singapore          3.5        0.8         2.7         0.4
Taiwan             2.0        1.8         0.2        -3.2
Thailand           2.8        1.8         1.0        -1.9

Note: Interest rates are weighted average interbank rates
Source: CLSA

7

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The Asia Pacific Fund, Inc.
------------------------------------

Report of the Investment Manager
continued

Table 2. Stock Market Performance
March 31, 2002 to March 31, 2003 in U.S. Dollars

Country - Index     2nd Quarter    3rd Quarter    4th Quarter    1st Quarter    1 Year to
                           2002           2002           2002           2003     03/31/03
                              %              %              %              %            %
North Asia
MSCI China Free             2.4          -13.7            0.8           -1.8        -12.5
MSCI Hong Kong Free        -4.8          -15.3            1.8           -5.8        -22.7
MSCI South Korea Free      -3.4          -16.1            3.4          -17.2        -30.6
MSCI Taiwan Free          -13.9          -24.2            6.5           -2.8        -32.4

ASEAN
MSCI Indonesia Free        19.2          -15.7            2.7            -8.1        -5.3
MSCI Malaysia Free         -2.9          -11.3            2.9            -1.1       -12.4
MSCI Philippines Free     -24.0           -5.0          -18.4             0.1       -41.0
MSCI Singapore Free       -10.7          -13.4            1.4            -6.7       -26.8
MSCI Thailand Free          6.9          -17.2           12.0             7.4         6.4

South Asia
MSCI India Free            -7.7           -6.1           16.2           -10.0        -9.3

MSCI All Countries         -5.9          -16.5            3.1            -7.7       -25.2
  Combined Far East
  Free Ex-Japan Gross
Source: Morgan Stanley Capital International

Table 3. Currency Market Performance (month-ends)
March 31, 2002 to March 31, 2003

Currency - US$/local rate March     June     Sept      Dec    March  Year
                           2002     2002     2002     2002     2003  Change
                                                                          %
North Asia
Chinese Renminbi            8.3      8.3      8.3      8.3      8.3       -
Hong Kong Dollar            7.8      7.8      7.8      7.8      7.8       -
South Korean Won        1,327.0  1,203.0  1,228.0  1,186.1  1,254.5     5.5
New Taiwan Dollar          35.0     33.4     35.0     34.8     34.8     0.7

ASEAN
Indonesian Rupiah       9,825.0  8,712.0  8,994.0  8,950.0  8,901.5     9.4
Malaysian Ringgit           3.8      3.8      3.8      3.8      3.8       -
Philippine Peso            51.0     50.3     52.4     53.4     53.5    -4.9
Singapore Dollar            1.8      1.8      1.8      1.7      1.8     3.8
Thai Baht                  43.5     41.5     43.3     43.1     42.9     1.5

South Asia
Indian Rupee               48.8     48.9     48.4     48.0     47.5     2.8
Source: Factset (Baring Asset Management)

8

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The Asia Pacific Fund, Inc.
------------------------------------

Performance*

The Fund depreciated by 22.1% on a net asset value per share and a dividend reinvested basis during the fiscal year ended March 31, 2003. The net asset value per share at the beginning and end of the year was $11.67 and $9.10 respectively. No dividend was distributed during the year.

The Fund outperformed its benchmark, the MSCI All Countries Combined Far East Free ex-Japan index, during the year under review. The difference of 3.1% was primarily due to the discount at which the tender offer was effected, and due to the Investment Manager's decision to gear the portfolio with a facility put in place at the time of the tender offer and strong stock selection.

*Note: The NAV data in this report
represents the historic net asset value per share performance of The Asia Pacific Fund,
Inc. "Net asset value per share performance" has been computed by the Investment Manager and, because it does not reflect market price, is not the same as "total investment return" (see pages 28 and 29 for a calculation of the latter). Past performance is not indicative of future returns.

Asset Allocation of the Fund

The main trend in allocation during the
period under review was the de-emphasis
of North Asian markets in favor of ASEAN, India and cash. South Korea and Taiwan were the major source of funds. Within the Fund's Hong Kong/China exposure, China's weighting increased whereas Hong
Kong's declined. At the sector level,
Financials and Materials exposure was
increased at the expense of Property and Information Technology. Major country and sector bets have remained limited due to the large country, sector and stock volatility the region has experienced in recent times, exacerbated by the low market liquidity conditions. Overall, the asset allocation moves contributed positively to the total return of the Fund.

The reduction in the Fund's exposure to North
Asia took place in the June quarter of 2002 and in early 2003. The June move involved reducing
Taiwan, due to concerns about the outlook for the Information Technology sector that accounts for around 60% of the island's market by capitalization. South Korea was also pared back based on the view that corporate profitability was peaking and it was best to take profits at a time when investor interest was high in the country : the 2002
Soccer World Cup was being hosted by South
Korea and Japan at the time. The portfolio's position in South Korea was rebuilt during the second half of the calendar year as the market weakened. However, the Manager reduced South Korea again at the start of 2003 for three reasons. First, rising military tension with North Korea. Second, increased concerns about the financial stability of the credit card companies. Third, the surprise victory
- as President - of Roh Moo Hyun, a relatively unknown political entity who was voted in by the electorate on an anti-American and anti-Chaebol ticket.

9

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The Asia Pacific Fund, Inc.
------------------------------------

Report of the Investment Manager
continued

Exposure to ASEAN was increased largely as a result of stock specific reasons. The
Manager found a number of undervalued,
underheld companies that he believes will create significant value for shareholders over time. Exposure to India was raised as it provides opportunities to invest in sectors such as Pharmaceuticals and
Software, which act as efficient
diversifiers versus the Far East universe.

Table 4.  Asset Allocation at Quarter Ends*

Country            March     June     Sept     Dec     Mar
                    2002     2002     2002    2002     2003
                       %        %        %       %        %
North Asia          79.9     73.7     75.7    76.4     71.9
Hong Kong/China     30.6     29.6     30.4    30.2     31.5
South Korea         29.4     26.9     29.0    29.9     24.3
Taiwan              19.9     17.2     16.3    16.3     16.1

ASEAN               19.1     18.3     20.9    20.2     22.3
Indonesia            0.9      0.5      1.0     1.0      1.0
Malaysia             4.2      5.0      6.2     5.9      6.9
Singapore           12.9     11.4     12.0    11.7     12.3
Thailand             1.1      1.4      1.7     1.6      2.1

South Asia
India                0.3      1.1      1.5     1.0      2.5

Cash                 0.7      6.9      1.9     2.4      3.3

*Rounded to one decimal place.

Outlook

The Manager remains optimistic about the outlook for Asia. Our optimism is somewhat tempered by the fact that the region's markets have not been able to decouple themselves from Wall Street, despite what we believe to be their more reasonable fundamentals and more attractive outlook.
One explanation for this sychronization is that during bear periods, market correlations tend to rise. Hence, a period of market consolidation in the US will be a necessary pre-condition for the global and regional equity risk premium to fall. This will then allow investor confidence to be restored. Chart 4 below illustrates the long-term market technicals of the S&P 500.
In summary, base building above the 780
level on the S&P 500 is the scenario
anticipated to emerge in the coming year.

10

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The Asia Pacific Fund, Inc.
------------------------------------

Chart 4.  S&P 500 - Where To Next? Base
Building..... Hopefully!

                           (CHART)
Source: Bloomberg

A method one can use to determine what the market is discounting is by solving for the growth rate the market is implying. This is calculated by assuming a discount rate (in this case 11%, using the U.S. 10 year bond rate (4%) and equity and sovereign risk premium (7%)) and solving for the Market
Annualized Implied Growth Rate (MIGR).
Similar variables are used as when
calculating the ERP: EPS forecasts, medium-term growth assumptions, a terminal growth rate and a payout ratio assumption. This work has been recently carried out by CSFB and, as Chart 5 below shows, the annualized
MIGR is currently at 2.9%. This is at a new low and is lower than the long-term nominal economic growth rate of the region that is estimated at +5% per annum. In other words, Asian stock markets today are implying that earnings will be significantly less than the region's economic growth. The Manager believes that the long-term regional earnings growth rate should be approximately equivalent to the real economic growth rate.
On a less theoretical note, the Manager has witnessed significant improvements post
1997/8 of Asian corporates allocating their capital more efficiently, creating value for shareholders and generating returns significantly above their cost of capital.
This, in turn, would suggest that the growth rates in the future should be higher than those achieved in the past.

11


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The Asia Pacific Fund, Inc.
------------------------------------

Report of the Investment Manager
continued

Chart 5.  Asia ex-Japan MIGR* - Unrealistically low

                       (CHART)
* Market Implied Growth Rate
Source: CSFB

As mentioned earlier in the report, the
region has been significantly de-rated
in recent times. According to CLSA's analysis, the region has only traded on a similar current P/E ratio for brief periods in the early 1990s and the mid 1980s. Historically, such times provided tremendous investment opportunities. These were periods when brave investors made fabulous returns. A similar picture is reflected when using a value indicator, the price to book multiple.
Charts 6 and 7 below illustrate that Asia today is trading at or below valuation levels last recorded during the Asian crisis years of 1997/8.

12

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The Asia Pacific Fund, Inc.
------------------------------------

Chart 6.  Asia ex-Japan - Price to earnings

                      (CHART)

Note: Calculations are based on inception 01/1995
Source: CLSA (Asia ex-Japan Universe)


Chart 7.  Asia ex-Japan - Price to book value

                      (CHART)

Note: Calculations are based on inception
01/1995
Source: CLSA (Asia ex-Japan Universe)

13

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The Asia Pacific Fund, Inc.
------------------------------------

Report of the Investment Manager
continued

When the Manager compares Asia with the
world's other major equity regions, the
relative attractiveness of Asian equities clearly stands out. The two charts below show this in differing ways. Chart 8 shows how the region has been de-rated against Europe and the U.S. Asia is currently trading at a discount of greater than 20% versus the latter two. This compares to a premium it had previously enjoyed in the mid
1990s. Chart 9 shows the historic and
current P/E ratios of the markets. One notes the significant earnings rebound being forecasted by European and American analysts for their markets. Asian earnings forecasts are considerably less strong, due to their higher earnings (but less volatile) base.
The risk remains that corporate earnings in the developed markets will disappoint. The
Manager believes Asian equities, as a
result, are a less risky proposition than many developed markets, since their historic foundations (earnings base) are sounder
(lower P/E) and forecast expectations are more realistic (hence less susceptible to negative surprises).

Chart 8.  The region has not always traded at a discount

                         (CHART)
Source: HSBC

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The Asia Pacific Fund, Inc.
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Chart 9.  Asia is extremely attractively
valued given its bright economic prospects

                       (CHART)
Source: HSBC

Occasionally, the legendary investor Warren
Buffett - using a Benjamin Graham analogy - has described the effects of investor sentiment as transforming the stock market from a weighing machine to a voting machine:
"In the short run, the market is a voting machine - reflecting a voter-registration test that requires only money not intelligence or emotional stability - but in the long run, the market is a weighing machine." The latter calculates and reflects the true value of a company.

As at today, investors' fear in Asia is very high, as reflected in high risk premia and low implied growth rates. Asian markets, as a result, have been de-rated and fail to reflect their true worth. This can remain the case for some time but not indefinitely.
The Manager remains bullish.

Baring Asset Management (Asia) Limited

April 29, 2003

15

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------------------------------------

Portfolio of Investments
March 31, 2003

  Shares     Description                                               Value
                                                                     (Note 1)
              EQUITIES - 96.7%
              HONG KONG - 31.5%
   467,000    Cheung Kong Holdings, Ltd. (Real Estate - Developers)  $  2,580,656
 1,500,000    China Mobile, Ltd. (a) (Telecommunications)               2,980,980
   420,000    CLP Holdings, Ltd. (Utilities)                            1,733,968
   750,000    Esprit Asia Holdings, Ltd. (Consumer Discretionary)       1,413,561
 3,800,000    Giordano International, Ltd. (Consumer Discretionary)     1,193,674
 8,000,000    Guangdong Investment, Ltd. (Utilities)                    1,241,113
   329,000    Guoco Group, Ltd. (Financial Services)                    1,902,429
   320,100    Hang Seng Bank, Ltd. (Banking)                            3,262,788
 2,391,846    Hong Kong and China Gas Co., Ltd. (Utilities)             2,944,018
   100,000    HSBC Holdings Plc. (Banking)                              1,028,919
   480,300    Hutchison Whampoa, Ltd. (Industrials)                     2,611,046
   800,000    Kingboard Chemical Holdings, Ltd. (Industrials)             702,614
 3,098,000    Legend Holdings, Ltd. (Information Technology)              963,228
10,800,000    PetroChina Co., Ltd. (Energy)                             2,270,929
   400,000    Sun Hung Kai Properties, Ltd. (Real Estate - Developers)  1,918,084
 1,020,000    Industrial and Commercial Bank of China, Ltd. (Banking)     863,138
                                                                    -------------
                                                                       29,611,145
                                                                    -------------
              INDIA - 2.5%
   319,700    ICICI Bank, Ltd. (Banking)                                  902,314
     5,885    Infosys Technologies, Ltd. (Information Technology)         500,994
   100,000    Morgan Stanley India Investment Fund, Inc.                  929,000
              (Mutual Funds)
                                                                    -------------
                                                                        2,332,308
                                                                    -------------
              INDONESIA - 1.0%
 2,380,000    PT Telekomunikasi Tbk (Telecommunications)                  969,219

16

The Asia Pacific Fund, Inc.
------------------------------------

  Shares     Description                                               Value
                                                                     (Note 1)
              MALAYSIA - 6.9%
   149,200    British American Tobacco Berhad (Consumer Discretionary) $1,521,448
 2,129,000    Magnum Corp. Berhad (Consumer Discretionary)              1,333,426
   932,400    Malayan Banking Berhad (Banking)                          2,048,826
   700,000    Tanjong Co., Ltd. (Consumer Discretionary)                1,630,263
                                                                    -------------
                                                                        6,533,963
                                                                    -------------
              SINGAPORE - 12.3%
   411,469    DBS Group Holdings, Ltd. (Banking)                        2,144,585
   160,080    Oversea-Chinese Banking Corp., Ltd. (Banking)               857,013
   150,000    Singapore Airlines Ltd. (Industrials)                       743,563
 1,911,000    Singapore Exchange, Ltd. (Financial Services)             1,353,284
   214,198    Singapore Press Holdings, Ltd. (Consumer Discretionary)   2,160,000
 1,799,577    Singapore Technologies Engineering, Ltd. (Industrials)    1,814,717
   420,000    United Overseas Bank, Ltd. (Banking)                      2,450,783
                                                                    -------------
                                                                       11,523,945
                                                                    -------------
              SOUTH KOREA - 24.3%
    16,500    Cheil Communications, Inc. (Consumer Discretionary)       1,249,551
    22,830    Hite Brewery Co., Ltd. (Consumer Staples)                 1,046,455
    45,000    Hyundai Department Store Co., Ltd.
               (Consumer Discretionary)                                   638,527
   114,239    Iroonet Co., Ltd. (Consumer Discretionary)                  446,228
   107,019    Kookmin Bank (Banking)                                    2,525,220
    80,000    Korea Electrical Terminal Co., Ltd. (Industrials)         1,084,140
    73,980    KT Corp (Telecommunications)                              1,270,237
   140,350    Poongsan Corp. (Materials)                                1,062,876
    34,040    POSCO (Materials)                                         2,672,837
    34,008    Samsung Electronics Co. (Information Technology)          7,699,208
    32,000    Samsung Fire & Marine Insurance Co., Ltd.
               (Financial Services)                                     1,265,256
    15,290    SK Telecom Co., Ltd. (Telecommunications)                 1,864,857
                                                                    -------------
                                                                       22,825,392
                                                                    -------------
17

The Asia Pacific Fund, Inc.
------------------------------------

  Shares     Description                                               Value
                                                                     (Note 1)
              TAIWAN - 16.1%
   472,428    Asustek Computer, Inc. (Information Technology)          $  904,110
   517,000    Delta Electronics, Inc. (Information Technology)            580,255
 1,600,000    Formosa Plastic Corp. (Materials)                         1,680,648
 4,709,960    Fubon Financial Holdings Co. (Financial Services)         3,659,695
   651,432    Hon Hai Precision Industry Co., Ltd. (a)
               (Information Technology)                                 2,071,549
 2,393,000    Phoenixtec Power Co., Ltd. (Industrials)                  1,790,523
   500,175    President Chain Store Corp. (Consumer Staples)              588,721
 1,986,154    Taiwan Semiconductor Manufacturing Co.
               (Information Technology)                                 2,417,783
 2,606,920    United Microelectronics Corp., Ltd.
               (Information Technology)                                 1,447,935
                                                                    -------------
                                                                       15,141,219
                                                                    -------------
              THAILAND - 2.1%
 2,043,800    Ratchaburi Electricity Generating Holding PCL
               (Utilities)                                                938,856
 3,590,000    Shin Corp. Public Company Limited (Telecommunications)    1,063,146
                                                                       ----------
                                                                        2,002,002
                                                                    -------------
              Total equities
              (cost $94,540,668)                                       90,939,193
                                                                    -------------
18

The Asia Pacific Fund, Inc.
------------------------------------

Principal  Description                                               Value
   Amount                                                            (Note 1)

(000)         Repurchase Agreement - 1.9%
              UNITED STATES
US$1,799      State Street Bank & Trust Company, 0.15%, dated
              03/31/03 due 04/01/03 in the amount of $1,799,007
              (cost $1,799,000; collateralized by $1,330,000
              U.S. Treasury Bonds, 7.875% due 2/15/21, approximate
              value of collateral including accrued interest
              $1,841,688)                                            $  1,799,000

              Total Investments - 98.6%
              (cost $96,339,668; Note 4)                               92,738,193

              Other assets in excess of liabilities - 1.4%              1,388,718
                                                                    -------------
              Net Assets - 100%                                     $  94,126,911
                                                                    -------------
(a) Non-income producing securities.

19


The Asia Pacific Fund, Inc.
------------------------------------

Statement of Assets and Liabilities
March 31, 2003

Assets
Investments, at value (cost $96,339,668)          $  92,738,193
Cash                                                    251,382
Foreign currency (cost $1,149,762)                    1,145,154
Receivable for investments sold                         863,855
Dividends and interest receivable                       363,572
Other assets                                             24,902
                                                  -------------
  Total assets                                       95,387,058
                                                  -------------
Liabilities
Payable for investments purchased                       755,256
Accrued expenses and other liabilities                  293,253
Investment management fee payable                        83,208
Deferred Thailand capital gains tax liability            68,014
Foreign withholding taxes payable                        39,824
Administration fee payable                               20,592
                                                  -------------
  Total liabilities                                   1,260,147
                                                  -------------
Net Assets                                        $  94,126,911
                                                  -------------
                                                  -------------
Net assets comprised:
  Common stock, at par                               $  103,441
  Paid-in capital in excess of par                  131,246,165
                                                  -------------
                                                    131,349,606
                                                  -------------
  Accumulated net investment loss                      (118,747)
  Accumulated net realized losses on
    investments and foreign currency transactions   (33,422,331)
  Net unrealized depreciation on investments and
    foreign currencies                               (3,681,617)
                                                   ------------
Net Assets, March 31, 2003                         $ 94,126,911
                                                   ------------
                                                   ------------
Net Asset Value per share:
  ($94,126,911 I 10,344,072 shares of common
  stock outstanding)                                    $  9.10
                                                   ------------
20

The Asia Pacific Fund, Inc.
------------------------------------

Statement of Operations
Year ended March 31, 2003

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $496,940)    $  2,856,445
Interest                                                          15,868
                                                            ------------
  Total income                                                 2,872,313
                                                            ------------
Expenses
Investment management fee                                      1,159,100
Administration fee                                               306,527
Legal fees and expenses                                          472,000
Custodian's fees and expenses                                    291,000
Reports to shareholders                                          170,000
Directors' fees                                                   88,000
Insurance expense                                                 58,000
Audit fees and expenses                                           41,000
Registration expenses                                             35,000
Transfer agent's fees and expenses                                23,000
Miscellaneous                                                    105,193
                                                            ------------
  Total operating expenses                                     2,748,820
Loan interest expense (Note 6)                                    12,760
                                                            ------------
  Total expenses                                               2,761,580
                                                            ------------
Net investment income                                            110,733
                                                            ------------
Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency Transactions
Net realized gain/(loss) on:
  Investment transactions (net of Thailand
    capital gains taxes of $73,435)                            2,680,153
  Foreign currency transactions                                   39,481
                                                            ------------
                                                               2,719,634
                                                            ------------
Net change in unrealized
appreciation/(depreciation) on:
  Investments (net of change in deferred Thailand
  capital gains taxes of $32,983)                            (32,781,331)
  Foreign currencies                                             (10,760)
                                                            ------------
                                                             (32,792,091)
                                                            ------------
Net loss on investments and foreign currencies               (30,072,457)
                                                            ------------
Net Decrease in Net Assets
Resulting From Operations                                   $(29,961,724)
                                                            ------------
                                                            ------------
21

The Asia Pacific Fund, Inc.
------------------------------------

Statement of Changes in Net Assets

                                             Year ended March 31
Increase/(Decrease) in Net Assets              2003         2002

Operations
Net investment income/(loss)              $   110,733  $    (454,442)
Net realized gain/(loss) on investments
  and foreign currency transactions         2,719,634     (2,216,294)
Net change in unrealized appreciation/
  (depreciation) on investments
  and foreign currencies                  (32,792,091)    24,209,456
                                          -----------    -----------
Net increase/(decrease) in net assets
  resulting from operations               (29,961,724)    21,538,720
Cost of Fund shares reacquired in
  repurchase program (Note 5)                       -     (1,292,200)
Cost of Fund shares reacquired in
  tender offer (Note 5)                   (36,918,702)   (14,818,274)
                                          -----------    -----------
  Total increase/(decrease)               (66,880,426)     5,428,246

Net Assets
Beginning of year                         161,007,337    155,579,091
                                          -----------   ------------
End of year                               $94,126,911   $161,007,337
                                          -----------   ------------
                                          -----------   ------------
22

The Asia Pacific Fund, Inc.
------------------------------------

Notes to Financial Statements

    The Asia Pacific Fund, Inc. (the
"Fund") is registered under the Investment
Company Act of 1940 as a diversified,
closed-end, management investment company.
The Fund's investment objective is to
achieve long-term capital appreciation
through investment of at least 80% of
investable assets in equity securities of companies in the Asia Pacific region.

Note 1.  Accounting Policies
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    The Fund's financial statements are
prepared in accordance with accounting
principles generally accepted in the United
States, which may require the use of management estimates and assumptions. Actual results could differ from these assumptions.

Securities Valuation
    Investments are stated at value.
Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price or reliable market quotation on the date of valuation, then investments are valued at the last bid price quoted on such date or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

    Short-term securities which mature in
more than 60 days are valued at current
market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

    In connection with transactions in
repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation
    The books and records of the Fund are
maintained in United States Dollars. Foreign currency amounts are translated into United
States Dollars on the following basis:

    (i) market value of investment
securities, other assets and liabilities - at the closing rate of exchange.

    (ii) purchases and sales of
investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

The Asia Pacific Fund, Inc.
------------------------------------

    Although the net assets of the Fund
are presented at the foreign exchange
rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains
(losses) are included in the reported net realized gains on investment transactions.

    Net realized gains(losses) on foreign
currency transactions represent net foreign exchange gains(losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains
(losses) realized between the trade and
settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S.
Dollar equivalent amounts actually received or paid. Net currency gains(losses) from valuing foreign currency denominated assets, other than investment securities, and liabilities at fiscal year end exchange rates are reflected as a component of unrealized appreciation on investments and foreign currencies.

    Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Security Transactions and Net Investment Income
    Security transactions are recorded on
the trade date. Realized and unrealized
gains(losses) from security and foreign
currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis.

Dividends and Distributions
    Dividends from net investment income,
if any, are declared and paid at least
annually. The Fund will distribute at least annually any net capital gains in excess of net capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gain
distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Taxes
    It is the Fund's intention to
continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

    Withholding taxes on foreign
dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

The Asia Pacific Fund, Inc.
------------------------------------

Note 2.  Investment Management and
         Administration Agreements
    The Fund has a management agreement
with Baring Asset Management (Asia) Limited
(the "Investment Manager"), and an
administration agreement with Prudential
Investments LLC (the "Administrator"). The
Investment Manager is an indirect, wholly-owned subsidiary of ING Groep N.V.

    The investment management fee is
computed weekly and payable monthly at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million based upon average net assets.

    The administration fee is also computed
weekly and payable monthly at an annual rate of 0.25% up to $200 million and 0.20% in excess of $200 million based upon the Fund's average weekly net assets.

    Pursuant to the agreements, the
Investment Manager provides continuous
supervision of the investment portfolio and the Administrator provides occupancy and certain clerical and accounting services for the Fund. Both the Investment Manager and the Administrator pay the cost of compensation of certain directors and officers of the Fund. The Fund bears all other costs and expenses.

Note 3.  Portfolio Securities
    Purchases and sales of investment
securities, other than short-term
investments, for the year ended March 31, 2003 aggregated $40,107,589 and $79,063,810, respectively.

Note 4.  Tax Information
    Distributions to shareholders are
determined in accordance with United States federal income tax regulation, which may differ from generally accepted accounting principles. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended March 31, 2003, the adjustments were to increase accumulated net investment loss by $79,600, decrease accumulated net realized loss investments by $33,392, and increase paid-in capital in excess of par by $46,208 due to net operating losses experienced during the year. Net investment income, net realized losses and net assets were not affected by this change.

The Asia Pacific Fund, Inc.
------------------------------------

Notes to Financial Statements
continued

    As of March 31, 2003, the Fund had for
US tax reporting purposes no undistributed ordinary income or long-term capital gains on a tax basis.

    As of March 31, 2003, the capital
loss carryforward for tax purposes is
approximately $31,479,700 of which
$29,243,900 expires in 2007 and $2,235,800
expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund's deferring "wash sale" losses of approximately $428,300 and post-October capital losses of approximately $1,514,200.
The differences between book and tax accumulated net investment loss are primarily attributable to the deferral of post-October currency losses of approximately $28,800 and marking to market of unrealized gains on passive foreign investment companies of approximately
$90,000.

    The United States federal income tax
basis of the Fund's investments and the
unrealized depreciation as of March 31, 2003 were as follows:

                                             Other       Total Net
                                           Cost Basis    Unrealized
 Tax Basis    Appreciation   Depreciation  Adjustments   Depreciation
----------    ------------   ------------  -----------   ------------
$96,857,985   $13,191,314    $17,311,106     $(80,142)    $4,199,934

Note 5.  Capital
    There are 30 million shares of $0.01
par value common stock authorized.

    During the year ended March 31, 2002,
the Fund participated in a share repurchase program. The Fund repurchased 152,700 shares in the open market at an average market price of $8.46, representing a weighted average discount to NAV per share of 20.38%.

    During the fiscal quarters ended
September 30, 2002 and December 31,
2001, the Fund conducted tender offers.
For the second fiscal quarter ended September
30, 2002, the Fund purchased 3,448,024
shares (25% of the total shares outstanding as of July 7, 2002) at a price of $10.66 per share, representing a discount to NAV per share of 5%. For the third fiscal quarter ended December 31, 2001, the Fund purchased
1,532,455 shares (10% of the total shares outstanding as of December 7, 2001) at a price of $9.56 per share, representing a discount to NAV per share of 10%.

The Asia Pacific Fund, Inc.
------------------------------------

Note 6.  Borrowings
    The Fund had a $25,000,000 committed
unsecured line of credit with an
unaffiliated lender.

    On July 8, 2002,the Fund borrowed
$25,000,000, which was repaid by the
Fund on July 16, 2002 at which time
the line of credit was canceled.
The borrowing was at an average
interest rate of 2.29%. Total interest
expense paid to the unaffiliated
lender during the period was $12,760.

Financial Highlights

                                                    Year ended March 31
Per Share Operating Performance:                      2003      2002
Net asset value, beginning of year                   $11.67    $10.05
                                                   --------   -------
Net investment income/(loss)                           0.01     (0.03)
Net realized and unrealized gain/(loss)
on investments and foreign currency
transactions                                          (2.77)     1.52
                                                   --------   -------
Total from investment operations                      (2.76)     1.49
                                                   --------   -------
Total dividends and distributions                         -         -
Increase resulting from share repurchase
                                                          -      0.02
Increase resulting from tender offer                   0.19      0.11
                                                   --------   -------
Net asset value, end of year                          $9.10    $11.67
                                                   --------   -------
                                                   --------   -------
Market value, end of year                             $8.10    $10.12
                                                   --------   -------
                                                   --------   -------
Total investment return (a)                          (19.96)%    28.75%
                                                   --------   --------
Ratios to Average Net Assets:
Expenses before loan interest                          2.24%        -
Total expenses                                         2.25%      2.24%
Net investment income (loss)                           0.09%     (0.31)%
Supplemental Data:
Average net assets (000 omitted)                   $122,681   $148,224
Portfolio turnover                                       34%        49%
Net assets, end of year (000 omitted)             $  94,127   $161,007

(a) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.

Contained above are selected data for a
share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

The Asia Pacific Fund, Inc.
------------------------------------

                                                      Year ended March 31
Per Share Operating Performance:                  2001      2000        1999
  Net asset value, beginning of year            $14.69     $8.60       $9.19
                                               -------    ------      ------
Net investment income                            (0.01)        -(b)     0.06
Net realized and unrealized loss on
investments and foreign currency
transactions                                     (4.87)     6.23       (0.61)
                                               -------    ------      ------
Total from investment operations                 (4.88)     6.23       (0.55)
                                               -------    ------      ------
Less dividends and distributions:
Dividends from net investment income                 -         -       (0.04)
Dividends in excess of net investment income         -     (0.14)          -
Distributions from realized gains on
investments and foreign currencies                   -         -           -
                                               -------    ------      ------
Total dividends and distributions                    -     (0.14)      (0.04)
                                               -------    ------      ------
Increase resulting from share repurchase          0.06         -           -
Increase resulting from tender offer              0.18         -           -
Net asset value, end of year                    $10.05     $14.69       $8.60
                                               -------    ------      ------
                                               -------    ------      ------
Market value, end of year                        $7.86   $107/16      $71/16
                                               -------    ------      ------
                                               -------    ------      ------
Total investment return (a)                     (24.70%)   49.68%      (21.02)%
                                               -------    ------      ------
                                               -------    ------      ------

Ratios to Average Net Assets:
Expenses                                          1.81%     1.66%       1.79%
Net investment income (loss)                     (0.05)%   (0.01)%      0.80%
Supplemental Data:
Average net assets (000 omitted)              $214,819  $230,725    $141,079
Portfolio turnover                                  52%       62%         64%
Net assets, end of year (000 omitted)         $155,579  $278,011    $162,719

(a)  Total investment return is calculated
     assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. These calculations do not include brokerage commissions.

     Contained above are selected data for a
     share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

(b) Less than $0.005 per share.

The Asia Pacific Fund, Inc.
------------------------------------

Independent Auditors' Report

To the Shareholders and Board of Directors of The Asia Pacific Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Asia
Pacific Fund, Inc., including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended
March 31, 2001, were audited by other
auditors whose report, dated May 4, 2001, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, and audited by us, present fairly, in all material respects, the financial position of The Asia
Pacific Fund, Inc., at March 31, 2003, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
New York, New York
May 15, 2003

The Asia Pacific Fund, Inc.
------------------------------------

U.S. Federal Tax Information
Dividends and Distributions

As required by the U.S. Internal Revenue
Code, we wish to advise you as to the
federal tax status of dividends and
distributions paid by the Fund during its fiscal year ended March 31, 2003.

The Fund has elected to give the benefit of foreign tax credits to its shareholders.
Accordingly, shareholders who must report their gross income dividends and distributions in a federal tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S.
income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. For the fiscal year ended March 31, 2003, the Fund intends on passing through $0.048 per share of ordinary income distributions as a foreign tax credit.

During the fiscal year, the Fund paid no dividends from ordinary income.

For purposes of preparing your federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV which you should receive in January 2004.

The Asia Pacific Fund, Inc.
------------------------------------

Share Price, Net Asset Value and
Distribution History (Unaudited)

Quarter End            Closing Price    Net Asset Value      Dividends and
                      at Quarter End          per Share      Distributions
                                         at Quarter End    During Quarter*
Financial Year 98/99
June                      $ 6 5/16           $ 6.80                     -
September                   5                  6.70                     -
December                    6 3/4              8.20                $ 0.04
March                       7 1/16             8.60                     -

Financial Year 99/2000
June                        9 13/16           11.66                     -
September                   9                 11.19                     -
December                    11 1/4            14.33                  0.14
March                       10 7/16           14.69                     -

Financial Year 2000/2001
June                         9 11/16          13.58                     -
September                    8 3/4            11.80                     -
December                     7 13/16          10.60                     -
March                        7.86             10.05                     -

Financial Year 2001/2002
June                         8.26             10.09                     -
September                    6.48              7.96                     -
December                     8.66             10.49                     -
March                       10.12             11.67                     -

Financial Year 2002/2003
June                        10.44             11.22                     -
September                    8.33              9.78                     -
December                     8.88             10.00                     -
March                        8.10              9.10                     -

* Total per share distributions over the 5 years to March 31, 2003 amounted to $0.18.
Total per share distributions over the
Fund's life have amounted to $13.56.

The Asia Pacific Fund, Inc.
------------------------------------

Dividend Reinvestment Plan

Shareholders may elect to have all
distributions of dividends and capital gains automatically re-invested in Fund shares
("Shares") pursuant to the Fund's Dividend
Reinvestment Plan ("the Plan"). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.
Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 451-6788.

After the Fund declares a dividend or
determines to make a capital gains
distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for
reinvesting dividends or capital gain
distributions, except for certain brokerage commissions, as described below. The Plan
Agent's (Equiserve Trust Co.) fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.
There will be no brokerage commissions
charged with respect to shares issued
directly by the Fund. However, each
participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or
terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan
Agent and will receive certificates for
whole Shares and cash for fractional Shares.

The Asia Pacific Fund, Inc.
------------------------------------

Management of the Fund

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund as defined in the Investment
Company Act of 1940, as amended (the 1940
Act) are referred to as "Independent
Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." The
"Fund Complex" consists of the Fund and any other investment companies managed by Baring
Asset Management (Asia) Limited (the
Investment Manager).

Independent Directors
--------------------
                                                     Term of Office***
                               Positions               and Length of
Name, Address** and Age        With Fund                Time Served
-----------------------        ---------             ------------------
Robert H. Burns (73)           Director              Since 1986
                               (Class II)

Olarn Chaipravat  (58)         Director              Since 1986
                               (Class I)

Michael J. Downey (59)         Director and          Since 1986
                               Chairman (Class I)    Since 1999

Douglas Tong Hsu (60)          Director              Since 1986
                               (Class II)

David G. P. Scholfield (59)    Director              Since 1988
                               (Class II)

The Asia Pacific Fund, Inc.
------------------------------------

                                        Number of
                                      Portfolios in
                                       Fund Complex        Other Directorships
Principal Occupations                   Overseen by          Held by the
During Past 5 Years                      Director            Director****

Chairman, Robert H. Burns Holdings          1
Limited (an investment business),
Hong Kong; formerly, Chairman and
Chief Executive Officer, Regent
International Hotels, Limited, Hong Kong.

Formerly, President and Chief Executive     1
Officer (October 1992 - January 1999),
Director and Senior Executive Vice
President (July 1990-September 1992)
and Senior Executive Vice President
(September 1987-June 1990), The Siam
Commercial Bank, Public Company Limited,
Thailand.

Managing Partner, Lexington Capital LLC     1              The Merger Fund.

Chairman and Chief Executive Officer, Far   1
Eastern Textile Ltd., Taiwan.

Since 1998, Managing Director, The Bank     1
of Bermuda (Hong Kong Branch); formerly
Director, Baring International Investment
Management Limited.

The Asia Pacific Fund, Inc.
------------------------------------

                                                     Term of Office***
                               Positions               and Length of
Name, Address** and Age        With Fund                Time Served
-----------------------        ---------             ------------------
Nicholas T. Sibley (64)        Director              Since 2001
                               (Class III)

Interested Directors

                                                     Term of Office***
                               Positions               and Length of
Name, Address** and Age        With Fund                Time Served
-----------------------        ---------             ------------------
David J. Brennan (45)*         Director              Since 1990
                               (Class III)

Robert F. Gunia (56)*          Vice President,       Since 1988
                               Director and          Since 1989
                               Treasurer             Since 1999
                               (Class III)
36

The Asia Pacific Fund, Inc.
------------------------------------

                                        Number of
                                      Portfolios in
                                       Fund Complex        Other Directorships
Principal Occupations                   Overseen by          Held by the
During Past 5 Years                      Director            Director****

Fellow of the Institute of Chartered        1
Accountants in England and Wales


                                        Number of
                                      Portfolios in
                                       Fund Complex        Other Directorships
Principal Occupations                   Overseen by          Held by the
During Past 5 Years                      Director            Director****

Chairman and Chief Executive Officer,       1
Baring Asset Management Holdings
Limited; Chairman, Baring Asset
Management Holdings, Inc.;
Chairman, Baring Asset Management
(Asia) Ltd.; Chairman, Barings
(Guernsey) Ltd.; Chairman, Baring
Asset Management, Inc.; Chairman,
Baring International Investment Ltd.;
Non-Executive Director, Baring Asset
Management (Japan) Ltd.

Executive Vice President and Chief          1             Vice President and
Administrative Officer (since June 1999)                  Director of 113 Funds
of Prudential Investments LLC (PI);                       in the Prudential
Executive Vice President and Treasurer                    Mutual Fund
(since January 1996) of PI; President                     complex
(since April 1999) of Prudential Investment
Management Services LLC (PIMS); Corporate
Vice President (since September 1997) of The
Prudential Insurance Company of America
(Prudential); formerly Senior Vice President
(March 1987-May 1999) of Prudential
Securities Incorporated (Prudential
Securities).

The Asia Pacific Fund, Inc.
------------------------------------

Management of the Fund
continued

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers
                                                     Term of Office***
                               Positions               and Length of
Name, Address** and Age        With Fund                Time Served
-----------------------        ---------             ------------------
Deborah A. Docs (45)           Secretary             Since 1998

Linda McMullin (41)            Assistant             Since 2000
                               Treasurer

Christine Gerrity-Yacuk (37)   Assistant             Since 2000
                               Treasurer

Vasso-Athene Spanos(44)        Assistant             Since 1997
                               Secretary

Ronald Watt(56)                President             Since 1998

The Asia Pacific Fund, Inc.
------------------------------------

Principal Occupations
During Past 5 Years
-----------------------------------------------------------
Vice President and Corporate Counsel (since January 2001) of
Prudential; Vice President and Assistant Secretary (since
December 1996) of PI.

Director within Prudential Mutual Fund Administration
(from December 1996).

Director within Prudential Mutual Fund Administration (since
June 2000); Manager within Prudential Mutual Fund
Administration (from December 1996).

Assistant Director - Investment Companies (since April 2000) and during last eight years has been an account manager and/or back-up account manager responsible for several investment companies at Baring Asset Management Limited.

Director of the Institutional Group of Baring Asset Management
Limited and President of the Greater China Fund, Inc (since
1998); formerly Managing Director (1993-1997) of QESST Pty
Ltd Management Consultants.

   * Mr. Brennan is an "Interested" Director, as defined in the 1940 Act, because of his employment with the Investment Manager and Mr. Gunia is an "Interested" Director because he is an officer of the Fund.

  ** The address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway
     Center Three, 100 Mulberry Street, Newark,
     New Jersey, 07102-4077.

 *** The Fund's Charter and Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class will expire. In addition, the Board of Directors has adopted a retirement policy that calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

**** This column includes only
     directorships of companies required to
     register, or file reports with the SEC under the Securities Exchange Act of 1934 (the
     Exchange Act) (i.e., "public companies") or other investment companies registered under the 1940 Act.

39